SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

March 18, 2013

BILL BARRETT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-32367	80-0000545
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1099 18th Street, Suite 2300

Denver, Colorado 80202

(Address of principal executive offices including Zip Code)

(303) 293-9100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 18, 2013, Bill Barrett Corporation (the “Company”) entered into Amendment No. 1 (the “Amendment”) to the Rights Agreement (the “Rights Agreement”), dated as of December 15, 2004, by and between the Company and Computershare Shareowner Services LLC, as successor in interest to Mellon Investor Services LLC, as the rights agent, to create an exception to the definition of “Acquiring Person” to permit a qualified institutional investor to Beneficially Own (as defined in the Rights Agreement) 15% or more but less than 20% of the Company’s common stock without being deemed an Acquiring Person if such institutional investor meets the requirements set forth in the Amendment: (1) such institutional investor is described in Rule 13d-1(b)(1) promulgated under the Securities Exchange Act of 1934 and is eligible to report (and does in fact report) beneficial ownership of the Company’s common stock on Schedule 13G; (2) such institutional investor is not required to file a Schedule 13D (or any successor or comparable report) with respect to its beneficial ownership of the Company’s common stock; (3) such institutional investor shall be the Beneficial Owner (as defined in the Rights Agreement) of less than 20% of the Company’s common stock then outstanding; and (4) such institutional investor or an affiliate of such institutional investor shall have, as of March 18, 2013, reported beneficial ownership of greater than 5% of the Company’s common stock for a period of six consecutive calendar quarters and shall thereafter continuously beneficially own greater than 5% of the Company’s common stock then outstanding prior to the time of determination.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is attached hereto as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description

4.1	Amendment No. 1, dated as of March 18, 2013, to the Rights Agreement, dated as of December 15, 2004, between Bill Barrett Corporation and Computershare Shareowner Services LLC, as successor in interest to Mellon Investor Services LLC (incorporated by reference to Exhibit 4.5 to Amendment No. 2 to the Registration Statement on Form 8-A filed by Bill Barrett Corporation on March 18, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.

BILL BARRETT CORPORATION

(Registrant)

March 18, 2013	By:	/s/ Francis B. Barron
Francis B. Barron Executive Vice President—General Counsel

EXHIBIT INDEX

Exhibit Number	Description

4.1	Amendment No. 1, dated as of March 18, 2013, to the Rights Agreement, dated as of December 15, 2004, between Bill Barrett Corporation and Computershare Shareowner Services LLC, as successor in interest to Mellon Investor Services LLC (incorporated by reference to Exhibit 4.5 to Amendment No. 1 to the Registration Statement on Form 8-A filed by Bill Barrett Corporation on March 18, 2013).